UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant		☒
Filed by a party other than the Registrant		☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

MB Financial, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 23, 2017

Meeting Information
MB FINANCIAL, INC.	Meeting Type:	Annual Meeting
	For holders as of:	March 30, 2017
	Date: May 23, 2017	Time: 8:30 a.m., CDT
	Location:	MB Financial Center
6111 North River Road
Rosemont, Illinois 60018

You are receiving this communication because you hold shares in the company named above.

MB FINANCIAL, INC. 6111 N. RIVER RD. ROSEMONT, IL 60018
This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow à		XXXX XXXX XXXX XXXX
(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You can also request paper or e-mail copies for all future shareholder meetings. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow à	XXXX XXXX XXXX XXXX	(located on the following page) in the
subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2017 to facilitate timely delivery.

- How to Vote -
Please Choose One of the Following Voting Methods

Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow à	XXXX XXXX XXXX XXXX	(located on the following page) available
and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:
The Board of Directors recommends you vote FOR proposals 2 and 3.
1.	Election of Directors
			2.	Advisory (non-binding) vote on executive compensation.
	1a.	David P. Bolger
			3.	Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.
	1b.	C. Bryan Daniels

	1c.	Mitchell Feiger

	1d.	Sunil Garg
NOTE: The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. In their discretion, the proxies are authorized to vote on any other business that may come before the Meeting or any adjournment or postponement thereof.

	1e.	Charles J. Gries

	1f.	James N. Hallene

	1g.	Thomas H. Harvey

	1h.	Richard J. Holmstrom

	1i.	Karen J. May

	1j.	Ronald D. Santo

	1k.	Jennifer W. Steans

	1l.	Renee Togher